Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, of our report dated September 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of the SB Convertible Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

November 24, 2004

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, of our report dated September 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

November 24, 2004

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, of our report dated September 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Smith Barney Dividend and Income Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

November 24, 2004

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, of our report dated September 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Smith Barney Exchange Reserve Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

November 24, 2004

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, of our report dated September 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Smith Barney High Income Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

November 24, 2004

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, of our report dated September 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Smith Barney Municipal High Income Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

November 24, 2004

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, of our report dated September 17, 2004, on the statement of assets and liabilities, including the schedule of investments, of the Smith Barney Total Return Bond Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

KPMG LLP

New York, New York

November 24, 2004